Exhibit 99.1

For Immediate Release
March 1, 2011

PNM Resources Meets 2010 Ongoing Earnings Expectations
First Choice Power provides strong contribution; Regulated results improve
Impairment of investment in Optim Energy results in GAAP loss

2010 SUMMARY

●	GAAP losses of $0.49 per diluted share, compared with earnings of $1.36 per diluted share in 2009

●	Ongoing earnings of $0.87 per diluted share, compared with $0.94 per diluted share in 2009, which includes an $0.08 per diluted share contribution by the natural gas operations formerly owned by PNM

FOURTH-QUARTER SUMMARY

●	Quarterly GAAP (generally accepted accounting principles) losses of $1.18 per diluted share, compared with losses of $0.19 per diluted share in 2009

●	Quarterly ongoing losses of $0.03 per diluted share, compared with results of $0.00 per diluted share in 2009

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today reported 2010 year-end consolidated GAAP losses of $45.2 million, or $0.49 per diluted share, compared with 2009 earnings of $124.3 million, or $1.36 per diluted share. 2010 losses reflect an after-tax, non-cash loss of $113.7 million due to the impairment of PNM Resources’ investment in Optim Energy.

Year-end consolidated ongoing earnings were $80.0 million, or $0.87 per diluted share, compared with 2009 earnings of $86.3 million, or $0.94 per diluted share. Ongoing consolidated earnings exclude various special items. Reconciliations of GAAP to non-GAAP measures such as ongoing earnings and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) are shown in the attached schedules 1 through 8.

“Our GAAP results reflect a non-cash impairment of our investment in Optim Energy. The charge was primarily driven by sustained deterioration of power prices, which has reduced market values of generating resources within the Electric Reliability Council of Texas,” said Pat Vincent-Collawn, PNM Resources’ president and CEO. “Because Optim Energy believes it would be able to recover its investments in power plants over their expected useful lives, Optim did not record any impairment loss related to its generation assets.”

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PNM Resources Reports 2010 Earnings                                                                                                3-1-11                     p. 2 of 4

“Regarding ongoing earnings, our results reflect a stronger regulatory framework for both PNM and TNMP, as both utilities’ financial performance improved,” she said. “The recent approval of new rates for TNMP will provide the utility an opportunity to earn its allowed return on equity in the near future.  Regarding PNM, if regulators approve the pending stipulation that was filed Feb. 3, PNM would be on a path of earning its allowed return on equity and improving its credit metrics.”

2010 YEAR-END EARNINGS SEGMENT REPORTING

Regulated Operations

PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

●
PNM reported ongoing earnings of $53.6 million, or $0.58 per diluted share, compared with $45.8 million, or $0.50 per diluted share, in 2009. GAAP earnings were $56.8 million, or $0.62 per diluted share, compared with $19.5 million, or $0.21 per diluted share, in 2009.

●
Higher retail rates implemented in April, higher usage as a result of warmer weather and weather-normalized load growth of 1.4 percent were partially offset by higher power plant outage costs and loss of income from pension and retiree medical funds.

TNMP – an electric transmission and distribution utility in Texas.

●
TNMP reported ongoing and GAAP earnings of $16.0 million, or $0.17 per diluted share, compared with 2009 ongoing earnings of $11.9 million, or $0.13 per diluted share, and GAAP earnings of $12.2 million, or $0.13 per diluted share.

●	The implementation of new transmission cost-of-service rates in May and higher usage as a result of warmer weather were partially offset by higher financing costs.

Unregulated Operations

First Choice Power – a competitive retail electric provider in Texas.

●
First Choice Power reported ongoing earnings of $38.5 million, or $0.42 per diluted share, compared with $40.5 million, or $0.44 per diluted share, in 2009. GAAP earnings were $24.1 million, or $0.26 per diluted share, compared with $44.4 million, or $0.48 per diluted share, in 2009.

●	An increase of 12 percent in megawatt-hour sales to commercial customers, lower bad-debt expense and higher usage as a result of warmer weather were more than offset by lower margins.

●	Bad-debt expense decreased from $41.2 million in 2009 to $25.0 million in 2010. As a percent of sales revenue, bad-debt expense decreased from 7.8 percent in 2009 to 5.2 percent in 2010.

Optim Energy – jointly owned by PNM Resources and a subsidiary of Cascade Investment, L.L.C., Optim Energy owns interests in three generating assets in Texas, totaling nearly 1,200 megawatts.

●
PNM Resources’ share of Optim Energy net ongoing losses was $8.9 million, or $0.10 per diluted share, compared with 2009 losses of $0.6 million, or $0.01 per diluted share. GAAP losses were $9.2 million, or $0.10 per diluted share, compared with 2009 losses of $18.2 million, or $0.20 per diluted share.

●
PNM Resources' share of Optim Energy's ongoing EBITDA was $32.2 million, compared with $31.9 million in 2009. Sale of ancillary services and lower operations and maintenance costs were offset by lower market and fuel prices.

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PNM Resources Reports 2010 Earnings                                                                                               3-1-11                      p. 3 of 4

Corporate/Other – a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt. For the purposes of this news release, the Corporate/Other segment excludes the results of Optim Energy reported above.

●
Corporate/Other reported ongoing losses of $19.2 million, or $0.20 per diluted share, compared with 2009 ongoing losses of $18.9 million, or $0.20 per diluted share. GAAP losses were $132.8 million, or $1.45 per diluted share, compared with 2009 losses of $4.3 million, or $0.04 per diluted share.

●	GAAP losses include a $113.7 million non-cash after-tax impairment of PNM Resources’ investment in Optim Energy.

2011 EARNINGS GUIDANCE

PNM Resources today announced its 2011 earnings guidance range. Management expects 2011 ongoing earnings to be in the range of $0.80 to $0.92 per diluted share. Management will discuss the 2011 earnings guidance in more detail during the 2010 earnings call later this morning.

2010 EARNINGS CALL:  11 AM EASTERN TODAY

PNM Resources will discuss 2010 earnings results and the 2011 outlook during a live conference call and Web cast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources president and CEO; and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

Investors, analysts and other participants can listen to the live conference call by dialing (877) 377-7098 (toll free) or (631) 291-4547 (toll) five to 10 minutes prior to the event and referencing “the PNM Resources Fourth Quarter Conference Call.” A telephone replay will be available at noon Eastern until midnight March 15 by dialing (800) 642-1687 or (706) 645-9291(toll) and using confirmation ID:  44842994.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

E-MAIL ALERTS, RSS FEEDS AVAILABLE

PNM Resources encourages analysts, investors and other interested parties to visit www.PNMResources.com and register to automatically receive company financial information by e-mail or RSS feeds. Once registered, participants can choose from a menu to automatically receive requested information, including news releases, notices of webcasts and filings with the U.S. Securities and Exchange Commission. Participants can unsubscribe at any time and will not receive information that was not requested.

Background:

PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2010 consolidated operating revenues of $1.7 billion. Through its utility and energy subsidiaries, PNM Resources has approximately 2,630 megawatts of generation resources and serves electricity to more than 875,300 homes and businesses in New Mexico and Texas. The company also has a 50-percent ownership of Optim Energy, which owns nearly 1,200 megawatts of generation resources in Texas. For more information, visit the company’s Web site at www.PNMResources.com.

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PNM Resources Reports 2010 Earnings                                                                                     3-1-11                         p. 4 of 4

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNMR’s, PNM’s, or TNMP’s expectations, projections, estimates, intentions, goals, targets, and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and PNMR, PNM, and TNMP assume no obligation to update this information.  Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements.  PNMR’s, PNM’s, and TNMP’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements.  These factors include: conditions affecting the Company’s ability to access the financial markets and the Company’s or Optim Energy’s ability to negotiate new credit facilities for those expiring in 2012, including actions by ratings agencies affecting the Company’s credit ratings; the potential unavailability of cash from PNMR’s subsidiaries or Optim Energy due to regulatory, statutory or contractual restrictions; the impacts of the decline in the values of marketable equity securities on the trust funds maintained to provide nuclear decommissioning funding and pension and other postretirement benefits, including the levels of funding and expense; the recession, its disruption in the credit markets, and its impacts on the electricity usage of the Company’s customers; state and federal regulatory and legislative decisions and actions, including the outcomes of PNM’s pending electric rate case and transmission rate case, and appeals of prior regulatory proceedings; the ability of PNM to successfully defend its utilization of a future test year in its current electric rate filing with the New Mexico Public Regulation Commission, including PNM’s ability to withstand challenges by regulators and intervenors, in the event the pending stipulation in that case is not approved; the ability of PNM and TNMP to recover their costs and earn their allowed returns in their regulated jurisdictions; the ability of PNM to meet the renewable energy requirements established by the NMPRC, including the resource diversity requirement, within the specified cost parameters; the risk that replacement power costs incurred by PNM related to not meeting the specified capacity factor for its generating units under its Emergency Fuel and Purchased Power Adjustment Clause will not be approved by the NMPRC; the risk that PNM may not be able to recover costs of renewal of  rights-of-way on Native American lands through rates charged to customers; the ongoing risks relating to PNMR’s ownership interest in Optim Energy, including uncertainties surrounding PNMR’s assessment of strategic alternatives for its investment in Optim Energy, the risk that a strategic transaction involving Optim Energy may not be consummated, uncertainty regarding potential additional contributions to Optim Energy, and the possibility that PNMR might recognize additional gains or impairments depending on market conditions, the form and structure of a strategic transaction, and relative fair values; the risk that Optim Energy requires additional financial sources to expand its generation capacity or otherwise but is unable to identify and implement profitable acquisitions or that PNMR and ECJV Holdings, LLC, will not agree to make additional capital contributions to Optim Energy; regulation or legislation relating to climate change, reduction of green house gas emissions, coal combustion byproducts, and other power plant emissions, including the risk that the Company and Optim Energy may have to commit to substantial capital investments and additional operating costs to comply with new environmental requirements including possible future requirements to address regional haze regulations and related Best Available Retrofit Technology requirements and concerns about global climate change, and the resultant impacts on the operations and economic viability of generating plants in which PNM and Optim Energy have interests; the performance of generating units, including the Palo Verde Nuclear Generating Station, the San Juan Generating Station, the Four Corners Plant, and Optim Energy generating units, and transmission systems; the risks associated with completion of generation, transmission, distribution, and other projects, including construction delays and unanticipated cost overruns; uncertainty regarding the requirements and related costs of decommissioning power plants owned or partially owned by PNM and Optim Energy and coal mines supplying certain PNM power plants, as well as the ability to recover decommissioning costs through rates charged to customers; uncertainty surrounding the status of PNM’s participation in jointly-owned projects resulting from the scheduled expiration of the operational documents for the projects beginning in 2015 and potential changes in the objectives of the participants in the projects; the risk that recently enacted reliability standards regarding available transmission capacity may reduce certain PNM transmission rights used to transmit its generation resources and provide access to transmission customers resulting in a need to purchase additional transmission capacity, reduce sales of transmission capacity, or operate generation less economically; changes in Electric Reliability Council of Texas protocols; changes in the cost of power acquired by First Choice; the ability of First Choice to attract and retain customers; collections experience; fluctuations in interest rates; weather; water supply; changes in fuel costs; availability of fuel supplies; the effectiveness of risk management and commodity risk transactions; seasonality and other changes in supply and demand in the market for electric power; the impact of mandatory energy efficiency measures on customer energy usage; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; changes in the competitive environment in the electric industry; the outcome of legal proceedings; insurance coverage available for claims made in litigation; changes in applicable accounting principles; and the performance of state, regional, and national economies.

Non-GAAP Financial Measures
PNM Resources (“the Company”) uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) and ongoing EBITDA to evaluate the operations of the Company and to establish goals for management and employees.  While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. PNM Resources uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While PNM Resources believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. PNM Resources does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP earnings, nor their probable impact on GAAP earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance. In addition, PNM Resources uses forecasts of ongoing EBITDA and cash earnings guidance to provide investors with management's expectations of additional indicators of ongoing financial performance. Since forecasts of EBITDA and cash earnings are derived from forecasted ongoing earnings, management is not able reconcile these items to a GAAP equivalent.
CONTACTS:

Analysts                                                                         Analysts & Financial Media
Gina Jacobi                                                                  Frederick Bermudez
Director, Investor Relations                                          (505) 241-4831
(505) 241-2211

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PNM Resources
Schedule 1
Reconciliation of Ongoing to GAAP Earnings

	Quarter Ended December 31, 2010
	(in thousands)

	Utilities		First	Optim	Corp/
	PNM Electric	TNMP Electric	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 2,334	$ 2,903	$ 4,562	$ (4,812)	$ (7,646)	$ (2,659)

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	884	-	6,842	(240)	-	7,486
Write-down of emission allowances	-	-	-	(691)	-	(691)
Impairment of equity investment in Optim Energy	-	-	-	-	(113,677)	(113,677)
Net change in unrealized impairments of NDT securities	1,345	-	-	-	-	1,345
Total Adjustments	2,229	-	6,842	(931)	(113,677)	(105,537)

GAAP Net Earnings (Loss) Attributable to PNMR:	$ 4,563	$ 2,903	$ 11,404	$ (5,743)	$(121,323)	$(108,196)

	Year Ended December 31, 2010
	(in thousands)

	Utilities		First	Optim	Corp/
	PNM Electric	TNMP Electric	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 53,598	$ 15,982	$ 38,463	$ (8,914)	$ (19,155)	$ 79,974

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	(3,460)	-	(14,402)	409	-	(17,453)
Write-down of emission allowances	-	-	-	(691)	-	(691)
Impairment of equity investment in Optim Energy	-	-	-	-	(113,677)	(113,677)
Net change in unrealized impairments of NDT securities	1,774	-	-	-	-	1,774
Loss on reacquired debt	(283)	-	-	-	-	(283)
Disposition of litigation	5,141	-	-	-	-	5,141
Total Adjustments	3,172	-	(14,402)	(282)	(113,677)	(125,189)

GAAP Earnings (Loss) Attributable to PNMR:	$ 56,770	$ 15,982	$ 24,061	$ (9,196)	$(132,832)	$ (45,215)

* Income tax effects calculated using tax rates of 35.65% for First Choice and TNMP and 39.59% for all other segments.

PNM Resources
Schedule 2
Reconciliation of Ongoing to GAAP Earnings

	Quarter Ended December 31, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 4,040	$ 2,827	$ -	$ 2,812	$ (3,425)	$ (6,477)	$ (223)

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	(84)	-	-	1,559	228	-	1,703
Gain on sale of gas operations	-	-	(527)	-	-	-	(527)
Settlement of California energy crisis legal proceeding	(2,981)	-	-	-	-	-	(2,981)
Post sale discontinued operations	-	-	(552)	-	-	-	(552)
Regulatory disallowances	(155)	-	-	-	-	-	(155)
Write-down of emission allowances	-	-	-	-	(15,582)	-	(15,582)
Net change in unrealized impairments of NDT securities	990	-	-	-	-	-	990
Total Adjustments	(2,230)	-	(1,079)	1,559	(15,354)	-	(17,104)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	1,810	2,827		4,371	(18,779)	(6,477)	(16,248)
Discontinued Operations			(1,079)				(1,079)
Net Earnings (Loss)	$ 1,810	$ 2,827	$ (1,079)	$ 4,371	$ (18,779)	$ (6,477)	$ (17,327)

	Year Ended December 31, 2009**
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 45,788	$ 11,909	$ 7,687	$ 40,453	$ (558)	$ (18,939)	$ 86,340

Adjusting items, net of income tax effects*
Business Improvement Plan	(319)	-	-	-	-	349	30
CapRock settlement	-	-	-	-	-	9,062	9,062
Depreciation associated with sale of gas assets	-	-	1,112	-	-	-	1,112
Mark-to-market impact of economic hedges	2,857	-	-	3,962	(2,070)	-	4,749
Gain on reacquired debt	-	-	-	-	-	4,415	4,415
Gain on sale of gas operations	-	-	65,341	-	-	-	65,341
Settlement of California energy crisis legal proceeding	(19,312)	-	-	-	-	-	(19,312)
Interest on uncertain tax positions	3,534	-	-	-	-	-	3,534
Post sale discontinued operations	-	-	(3,339)	-	-	6	(3,333)
Regulatory recoveries (disallowances)	(16,233)	257	-	-	-	-	(15,976)
Sale of water rights	-	-	-	-	-	768	768
Net change in unrealized impairments of NDT securities	3,550	-	-	-	-	-	3,550
Work continuance planning	(382)	-	-	-	-	-	(382)
Write-down of emmission allowances	-	-	-	-	(15,582)	-	(15,582)
Total Adjustments	(26,305)	257	63,114	3,962	(17,652)	14,600	37,976

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	19,483	12,166		44,415	(18,210)	(4,339)	53,515
Discontinued Operations			70,801				70,801
Net Earnings (Loss)	$ 19,483	$ 12,166	$ 70,801	$ 44,415	$ (18,210)	$ (4,339)	$ 124,316

* Income tax effects calculated using tax rates of 35.65% for TNMP and First Choice and 39.59% for all other segments unless otherwise indicated.
** Gain on sale of PNM Gas is net of income txes (benefit) of $(346) and $33,085 for the quarter and year.

PNM Resources
Schedule 3
Reconciliation of Ongoing to GAAP Earnings Per Share

	Quarter Ended December 31, 2010
	(earnings per diluted share)
	Utilities		First	Optim	Corp/
	PNM Electric	TNMP Electric	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.03	$ 0.03	$ 0.05	$ (0.05)	$ (0.08)	$ (0.03)

Adjusting items
Mark-to-market impact of economic hedges	0.01	-	0.07	-	-	0.08
Write-down of emission allowances	-	-	-	(0.01)	-	(0.01)
Impairment of equity investment in Optim Energy	-	-	-	-	(1.24)	(1.24)
Net change in unrealized impairments of NDT securities	0.01	-	-	-	-	0.01
Total Adjustments	0.02	-	0.07	(0.01)	(1.24)	(1.15)

GAAP Net Earnings (Loss) Attributable to PNMR:	$ 0.05	$ 0.03	$ 0.12	$ (0.06)	$ (1.32)	$ (1.18)
Average Shares Outstanding (Basic and Diluted): 91,571,920

	Year Ended December 31, 2010
	(earnings per diluted share)
	Utilities		First	Optim	Corp/
	PNM Electric	TNMP Electric	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.58	$ 0.17	$ 0.42	$ (0.10)	$ (0.20)	$ 0.87

Adjusting items
Mark-to-market impact of economic hedges	(0.04)	-	(0.16)	-	-	(0.19)
Write-down of emission allowances	-	-	-	(0.01)	-	(0.01)
Impairment of equity investment in Optim Energy	-	-	-	-	(1.24)	(1.24)
Net change in unrealized impairments of NDT securities	0.02	-	-	-	-	0.02
Loss on reacquired debt	-	-	-	-	-	-
Disposition of litigation	0.06	-	-	-	-	0.06
Total Adjustments	0.03	-	(0.16)	(0.00)	(1.24)	(1.37)

GAAP Earnings (Loss) Attributable to PNMR:	$ 0.62	$ 0.17	$ 0.26	$ (0.10)	$ (1.45)	$ (0.49)
Average Shares Outstanding (Basic and Diluted):91,556,579

Tables my not appear visually accurate due to rounding.

PNM Resources
Schedule 4
Reconciliation of Ongoing to GAAP Earnings Per Share

	Quarter Ended December 31, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.04	$ 0.03	$ -	$ 0.03	$ (0.04)	$ (0.06)	$ -

Adjusting items
Mark-to-market impact of economic hedges	-	-	-	0.01	-	-	0.01
Gain on sale of gas operations	-	-	-	-	-	-	-
Settlement of California energy crisis legal proceeding	(0.03)	-	-	-	-	-	(0.03)
Post sale discontinued operations	-	-	(0.01)	-	-	-	(0.01)
Regulatory disallowances	-	-	-	-	-	-	-
Write-down of emission allowances	-	-	-	-	(0.17)	-	(0.17)
Net change in unrealized impairments of NDT securities	0.01	-	-	-	-	-	0.01
Total Adjustments	(0.02)	-	(0.01)	0.01	(0.17)	-	(0.19)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	0.02	0.03		0.04	(0.21)	(0.06)	(0.18)
Discontinued Operations			(0.01)				(0.01)
Net Earnings (Loss)	$ 0.02	$ 0.03	$ (0.01)	$ 0.04	$ (0.21)	$ (0.06)	$ (0.19)
Average Diluted Shares Outstanding: 91,873,667

	Year Ended December 31, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.50	$ 0.13	$ 0.08	$ 0.44	$ (0.01)	$ (0.20)	$ 0.94

Adjusting items
Business improvement plan	-	-	-	-	-	-	-
CapRock settlement	-	-	-	-	-	0.10	0.10
Depreciation associated with sale of gas assets	-	-	0.01	-	-	-	0.01
Mark-to-market impact of economic hedges	0.03	-	-	0.04	(0.02)	-	0.05
Gain on reacquired debt	-	-	-	-	-	0.05	0.05
Gain on sale of gas operations	-	-	0.72	-	-	-	0.72
Settlement of California energy crisis legal proceeding	(0.21)	-	-	-	-	-	(0.21)
Interest on uncertain tax positions	0.04	-	-	-	-	-	0.04
Post sale discontinued operations	-	-	(0.03)	-	-	-	(0.03)
Regulatory recoveries (disallowances)	(0.18)	-	-	-	-	-	(0.18)
Sale of water rights	-	-	-	-	-	0.01	0.01
Net change in unrealized impairments of NDT securities	0.03	-	-	-	-	-	0.03
Work continuance planning	-	-	-	-	-	-	-
Write-down of emission allowances	-	-	-	-	(0.17)	-	(0.17)
Total Adjustments	(0.29)	0.00	0.70	0.04	(0.19)	0.16	0.42

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	0.21	0.13		0.48	(0.20)	(0.04)	0.58
Discontinued Operations			0.78				0.78
Net Earnings (Loss)	$ 0.21	$ 0.13	$ 0.78	$ 0.48	$ (0.20)	$ (0.04)	$ 1.36
Average Diluted Shares Outstanding: 91,670,611

PNM Resources
Schedule 5
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)

(in millions)

	Quarter Ended December 31, 2010
	PNM Electric	TNMP Electric	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$4.6	$2.9	$11.4	($127.1)	($108.2)

Interest charges	17.9	7.7	0.2	5.1	30.9
Income taxes	1.7	1.6	6.7	(79.6)	(69.6)
Depreciation and amortization	23.4	10.0	0.2	4.5	38.1

EBITDA	47.6	22.2	18.5	(197.1)	(108.8)

GAAP to ongoing adjustments (before tax)	(4.4)	0.0	(10.6)	189.8	174.8

Ongoing EBITDA	$43.2	$22.2	$7.9	($7.3)	$66.0

	Year Ended December 30, 2010
	PNM Electric	TNMP Electric	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$56.8	$16.0	$24.1	($142.1)	($45.2)

Interest charges	72.4	31.2	1.3	20.5	125.4
Income taxes	36.4	10.0	14.1	(92.8)	(32.3)
Depreciation and amortization	92.3	41.7	0.9	16.8	151.7

EBITDA	257.9	98.9	40.4	(197.6)	199.6

GAAP to ongoing adjustments (before tax)	(8.0)	0.0	22.2	188.7	202.9

Ongoing EBITDA	$249.9	$98.9	$62.6	($8.9)	$402.5

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy. See Schedule 7 for calculation of Optim Energy ongoing EBITDA.

PNM Resources
Schedule 6
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)

(in millions)

	Quarter Ended December 31, 2009
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$1.8	$2.8	$(1.1)	$4.4	$(25.2)	$(17.3)

Interest charges	17.6	7.8	0.0	0.4	5.1	30.9
Income taxes	2.4	1.7	(0.7)	3.1	(16.2)	(9.7)
Depreciation and amortization	22.6	9.4	0.0	0.4	3.8	36.2

EBITDA	44.4	21.7	(1.8)	8.3	(32.5)	40.1

GAAP to ongoing adjustments (before tax)	4.8	0.0	1.8	(2.5)	25.3	29.4

Ongoing EBITDA	$49.2	$21.7	$0.0	$5.8	$(7.2)	$69.5

	Year Ended December 31, 2009
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$19.5	$12.2	$70.8	$44.4	$(22.6)	$124.3

Interest charges	69.1	27.8	1.0	2.8	22.5	123.2
Income taxes	13.7	8.0	36.7	25.6	(18.5)	65.5
Depreciation and amortization	91.4	37.3	0.0	1.8	16.7	147.2

EBITDA	193.7	85.3	108.5	74.6	(1.9)	460.2

Ongoing adjustments (before tax)	42.0	(0.5)	(93.0)	(6.1)	5.2	(52.4)

Ongoing EBITDA	$235.7	$84.8	$15.5	$68.5	$3.3	$407.8

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy. See Schedule 7 for calculation of Optim Energy ongoing EBITDA.

PNM Resources
Schedule 7
Calculation of Optim Energy Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)

	Three Months Ended	Year Ended
	December 31, 2010	December 31, 2010
	(in millions)

GAAP Net Earnings	$(18.3)	$(25.1)

Interest expense	4.6	18.7
Income tax	0.1	0.4
Depreciation and amortization expense	13.3	50.6
Mark-to-market impact of economic hedges	0.8	(1.4)
Purchase accounting amortizations	8.4	18.8
Write-down of emission allowances	2.3	2.3

Ongoing Optim Energy EBITDA	11.3	64.3

50 percent of Ongoing EBITDA (PNMR share)	$5.7	$32.2

Table may not appear visually accurate due to rounding.

	Three Months Ended	Year Ended
	December 31, 2009	December 31, 2009
	(in millions)

GAAP Net Earnings	$(61.7)	$(56.8)

Interest expense	4.2	13.8
Income tax	(0.5)	(0.2)
Depreciation and amortization expense	11.4	37.2
Mark-to-market impact of economic hedges	(0.3)	6.9
Purchase accounting amortizations	5.1	11.3
Write-down of emission allowances	51.6	51.6

Ongoing Optim Energy EBITDA	9.8	63.8

50 percent of Ongoing EBITDA (PNMR share)	$4.9	$31.9

PNM Resources
Schedule 8
Reconciliation of Ongoing (non-GAAP) Net Earnings
to GAAP Consolidated Statement of Earnings (Loss)
(in thousands, except per share data)

	Twelve Months Ended December 31,
	2010				2009
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing
	(in thousands, except per share data)

Electric Operating revenues	$1,673,517	$3,638	(a)	$1,677,155	$1,647,744	$31,842	(h)	$1,679,586
Cost of energy	700,727	(5,564)	(b)	695,163	717,989	28,930	(i)	746,919
Gross margin	972,790	9,202		981,992	929,755	2,912		932,667
Depreciation and amortization	151,704	(2,828)	(c)	148,876	147,949	(2,829)	(c)	145,120
Other operating expenses	581,634	(2,516)	(c)	579,118	589,864	(30,523)	(j)	559,341
Operating income	239,452	14,546		253,998	191,942	36,264		228,206
Equity in net earnings (loss) of Optim Energy	(15,223)	466	(d)	(14,757)	(30,145)	29,222	(k)	(923)
Impairment of equity investment in Optim Energy	(188,176)	188,176	(e)	-	-	-		-
Net other income (deductions)	25,941	(10,978)	(f)	14,963	55,159	(35,260)	(i)	19,899
Interest charges	(125,373)	-		(125,373)	(122,205)	-		(122,205)
Earnings (Loss) before Income Taxes	(63,379)	192,210		128,831	94,751	30,226		124,977
Income Taxes (Benefit)	(32,255)	80,584	(g)	48,329	28,818	16,978	(g)	45,796
Earnings (Loss) from Continuing Operations	(31,124)	111,626		80,502	65,933	13,248		79,181
Earnings from Discontinued Operations, net
of Income Taxes	-	-		-	70,801	(63,114)	(l)	7,687
Net Earnings (Loss)	(31,124)	111,626		80,502	136,734	(49,866)		86,868
(Earnings) Attributable to Valencia Non-controlling
Interest	(13,563)	13,563	(c)	-	(11,890)	11,890	(c)	-
Preferred Stock Dividend Requirements of Subsidiary	(528)	-		(528)	(528)	-		(528)
Net Earnings Attributable to PNMR	$(45,215)	$125,189		$79,974	$124,316	$(37,976)		$86,340

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$(0.49)	$1.36		$0.87	$0.58	$0.28		$0.86
Diluted	$(0.49)	$1.36		$0.87	$0.58	$0.28		$0.86

Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$(0.49)	$1.36		$0.87	$1.36	$(0.42)		$0.94
Diluted	$(0.49)	$1.36		$0.87	$1.36	$(0.42)		$0.94

Average common shares outstanding:
Basic	91,557				91,435
Diluted	91,557				91,671

(a)	Mark-to-market impact of economic hedges
(b)	Mark-to-market impact of economic hedges $(24,471); Consolidation of Valencia $18,907
(c) Consolidation of Valencia
(d)	Impairment of equity investment in Optim Energy
(e)	Write-down of emission allowances $1,143; Mark-to-market impact of economic hedges $(677).
(f)	Disposition of litigation $(8,507); Net change in unrealized impairments of NDT securities $(2,937); Loss on reacquired debt $466.
(g) Net taxes on adjusting items
(h)	Mark-to-market impact of economic hedges $(127); Settlement of legal proceeding $31,969
(i)	Mark-to-market impact of economic hedges $10,754; Consolidation of Valencia $18,176
(j)	Business improvement plan $37; Post sale discontinued operations $6; Work continuance planning $(633); Regulatory recoveries/disallowances $(26,476); Consolidation of Valencia $(3,457)
(k)	Mark-to-market impact of economic hedges $3,429; Write-down of emission allowances $25,793
(i)
Net change in unrealized impairments of NDT securities $(5,816); Business improvement plan $(10); Gain on reaquired debt $(7,312); Sale of water rights $(1,272); Interest on uncertain tax positions $(5,850); CapRock settlement $(15,000)

(l)	Depreciation associated with sale of gas assets $(1,112); Gain on sale of gas operations $(65,341); Post sale discontinued operations $3,339

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
(Unaudited)

	Year Ended December 31,
	2010	2009	2008
	(In thousands, except per share amounts)

Electric Operating Revenues	$1,673,517	$1,647,744	$1,959,522

Operating Expenses:
Cost of energy	700,727	717,989	1,239,854
Administrative and general	264,556	262,282	253,311
Energy production costs	195,919	185,228	193,899
Impairment of goodwill and other intangible assets	-	-	221,769
Regulatory disallowances	-	27,542	30,248
Depreciation and amortization	151,704	147,949	144,362
Transmission and distribution costs	63,421	63,311	58,702
Taxes other than income taxes	57,738	51,501	47,191
Total operating expenses	1,434,065	1,455,802	2,189,336
Operating income (loss)	239,452	191,942	(229,814)

Other Income and Deductions:
Interest income	18,896	28,389	24,096
Gains (losses) on investments held by NDT	4,868	4,502	(15,233)
Other income	14,837	31,629	6,478
Equity in net earnings (loss) of Optim Energy	(15,223)	(30,145)	(29,687)
Impairment of equity investment in Optim Energy	(188,176)	-	-
Other deductions	(12,660)	(9,361)	(11,266)
Net other income (deductions)	(177,458)	25,014	(25,612)

Interest Charges	125,373	122,205	132,955

Earnings (Loss) before Income Taxes	(63,379)	94,751	(388,381)

Income Taxes (Benefit)	(32,255)	28,818	(90,816)

Earnings (Loss) from Continuing Operations	(31,124)	65,933	(297,565)

Earnings from Discontinued Operations, net of Income
Taxes of $0, $36,687, and $22,957	-	70,801	34,628

Net Earnings (Loss)	(31,124)	136,734	(262,937)

(Earnings) Attributable to Valencia Non-controlling Interest	(13,563)	(11,890)	(7,179)

Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)

Net Earnings (Loss) Attributable to PNMR	$(45,215)	$124,316	$(270,644)

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$(0.49)	$0.58	$(3.66)
Diluted	$(0.49)	$0.58	$(3.66)
Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$(0.49)	$1.36	$(3.24)
Diluted	$(0.49)	$1.36	$(3.24)

Dividends Declared per Common Share	$0.500	$0.500	$0.605

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
	2010	2009
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$15,404	$14,641
Accounts receivable, net of allowance for uncollectible accounts of $11,178 and $12,783	97,245	106,593
Unbilled revenues	71,453	78,274
Other receivables	60,562	77,672
Materials, supplies, and fuel stock	52,479	50,631
Regulatory assets	36,292	7,476
Commodity derivative instruments	15,999	50,619
Income taxes receivable	97,450	129,171
Current portion of accumulated deferred income taxes	886	-
Other current assets	96,110	63,128

Total current assets	543,880	578,205

Other Property and Investments:
Investment in PVNGS lessor notes	103,871	137,511
Equity investment in Optim Energy	-	195,666
Investments held by NDT	156,922	137,032
Other investments	18,791	25,528
Non-utility property, net of accumulated depreciation of $2,307 and $3,779	7,333	7,923

Total other property and investments	286,917	503,660

Utility Plant:
Plant in service and plant held for future use	4,860,614	4,693,530
Less accumulated depreciation and amortization	1,626,693	1,611,496
	3,233,921	3,082,034
Construction work in progress	137,622	181,078
Nuclear fuel, net of accumulated amortization of $26,247 and $19,456	72,901	69,337

Net utility plant	3,444,444	3,332,449

Deferred Charges and Other Assets:
Regulatory assets	502,467	524,136
Goodwill	321,310	321,310
Other intangible assets, net of accumulated amortization of $5,414 and $5,272	26,425	26,567
Commodity derivative instruments	5,264	2,413
Other deferred charges	94,376	71,181

Total deferred charges and other assets	949,842	945,607
	$5,225,083	$5,359,921

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
	2010	2009
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$222,000	$198,000
Current installments of long-term debt	2,252	2,125
Accounts payable	95,969	111,432
Accrued interest and taxes	47,783	45,341
Regulatory liabilities	724	908
Commodity derivative instruments	31,407	24,025
Other current liabilities	119,989	181,442

Total current liabilities	520,124	563,273

Long-term Debt	1,563,595	1,565,206

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	540,106	531,166
Accumulated deferred investment tax credits	18,089	20,518
Regulatory liabilities	342,465	350,324
Asset retirement obligations	76,637	70,963
Accrued pension liability and postretirement benefit cost	270,172	281,923
Commodity derivative instruments	12,831	4,549
Other deferred credits	147,616	121,394

Total deferred credits and other liabilities	1,407,916	1,380,837

Total liabilities	3,491,635	3,509,316

Commitments and Contingencies (See Note 16)

Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized:
issued and outstanding 115,293 shares)	11,529	11,529

Equity:
PNMR Convertible Preferred Stock, Series A, without mandatory redemption requirements
(no stated value, 10,000,000 shares authorized: issued and outstanding 477,800 shares)	100,000	100,000
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued
and outstanding 86,673,174 shares)	1,290,465	1,289,890
Accumulated other comprehensive income (loss), net of income taxes	(68,666)	(46,057)
Retained earnings	314,943	405,884
Total PNMR common stockholders’ equity	1,536,742	1,649,717
Non-controlling interest in Valencia	85,177	89,359
Total equity	1,721,919	1,839,076

	$5,225,083	$5,359,921

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Cash Flows From Operating Activities:
Net earnings (loss)	$(31,124)	$136,734	$(262,937)
Adjustments to reconcile net earnings (loss) to net cash flows from operating activities:
Depreciation and amortization	186,067	173,446	167,111
PVNGS firm-sales contracts revenue	(58,289)	(56,887)	(34,546)
Bad debt expense	27,566	44,071	59,635
Deferred income tax expense (benefit)	35,674	27,727	(46,692)
Equity in net (earnings) loss of Optim Energy	15,223	30,145	29,687
Impairment of equity investment in Optim Energy	188,176	-	-
Net unrealized (gains) losses on derivatives	29,303	(9,570)	7,370
Realized (gains) losses on investments held by NDT	(4,868)	(4,502)	15,233
Impairment of goodwill and other intangible assets	-	-	221,769
(Gain) on sale of PNM Gas	-	(98,425)	-
(Gain) on reacquired debt	-	(7,317)	-
Stock based compensation expense	2,894	2,188	3,261
Regulatory disallowances	-	27,542	30,248
Settlement of legal proceeding	-	31,969	-
Other, net	(1,719)	(7,096)	(7,678)
Changes in certain assets and liabilities:
Accounts receivable and unbilled revenues	(11,398)	(48,809)	(24,793)
Materials, supplies, and fuel stock	(1,848)	(1,083)	(9,921)
Other current assets	(42,841)	47,559	(34,399)
Other assets	8,559	725	(28,300)
Accounts payable	(15,462)	(70,540)	2,516
Accrued interest and taxes	34,163	(94,996)	(16,051)
Other current liabilities	(35,974)	(20,980)	3,314
Other liabilities	(36,750)	(14,195)	13,798
Net cash flows from operating activities	287,352	87,706	88,625

Cash Flows From Investing Activities:
Utility plant additions	(281,488)	(288,031)	(344,951)
Proceeds from sales of investments held by NDT	79,853	124,054	180,296
Purchases of investments held by NDT	(85,847)	(129,833)	(185,439)
Proceeds from sale of PNM Gas	-	652,933	-
Transaction costs for sale of PNM Gas	-	(11,162)	-
Return of principal on PVNGS lessor notes	29,851	27,068	22,506
Investments in Optim Energy	(20,279)	-	-
Other, net	2,004	4,697	6,873
Net cash flows from investing activities	(275,906)	379,726	(320,715)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	24,000	(546,667)	78,767
Long-term borrowings	403,845	345,242	452,750
Repayment of long-term debt	(405,970)	(352,084)	(450,826)
Issuance of common stock	-	1,245	250,955
Proceeds from stock option exercise	1,247	-	86
Purchases to satisfy awards of common stock	(2,986)	(951)	(1,371)
Excess tax (shortfall) from stock-based payment arrangements	(580)	(760)	(560)
Payments received on PVNGS firm-sales contracts	30,476	30,737	88,509
Dividends paid	(46,254)	(46,229)	(58,026)
Equity transactions with Valencia’s owner	(17,745)	(13,639)	-
Proceeds from transmission interconnection arrangements	8,515	-	-
Debt issuance costs and other	(5,231)	(10,329)	(5,341)
Net cash flows from financing activities	(10,683)	(593,435)	354,943

Change in Cash and Cash Equivalents	763	(126,003)	122,853
Cash and Cash Equivalents at Beginning of Year	14,641	140,644	17,791
Cash and Cash Equivalents at End of Year	$15,404	$14,641	$140,644

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$119,676	$118,798	$144,944
Income taxes paid (refunded), net	$(99,318)	$118,160	$(2,751)

Supplemental schedule of noncash investing and financing activities:

Activities related to consolidation of Valencia:
Initial consolidation at May 30, 2008:
Utility plant additions	$87,310
Increase in short-term borrowings	82,468
Non-controlling interest transactions as of July 10, 2008:
Reduction in short-term borrowings	88,059
Increase in non-controlling interest in Valencia	90,148

Convertible preferred stock issued under forward purchase contract upon
tender of senior unsecured notes	$100,000

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Year Ended December 31,			Change
	2010	2009	2008	2010/2009	2009/2008
	(In millions, except customers)

Residential	$355.9	$321.0	$296.1	$34.9	$24.9
Commercial	355.7	330.6	326.4	25.1	4.2
Industrial	85.6	79.5	100.7	6.1	(21.2)
Public authority	21.3	19.8	19.1	1.5	0.7
Transmission	38.7	36.1	33.2	2.6	2.9
Firm requirements wholesale	31.9	29.0	46.9	2.9	(17.9)
Other sales for resale	121.7	140.3	345.9	(18.6)	(205.6)
Mark-to-market activity	(3.6)	0.1	56.6	(3.7)	(56.5)
Other	9.9	11.6	18.0	(1.7)	(6.4)
	$1,017.1	$968.0	$1,242.9	$49.1	$(274.9)
Average retail customers (thousands)	501.7	499.0	495.3	2.7	3.7

The following table shows PNM Electric GWh sales by customer class:

	Year Ended December 31,			Change
	2010	2009	2008	2010/2009	2009/2008
	(Gigawatt hours)

Residential	3,361.5	3,264.4	3,221.9	97.1	42.5
Commercial	4,016.0	3,899.1	4,029.8	116.9	(130.7)
Industrial	1,449.9	1,454.5	1,657.6	(4.6)	(203.1)
Public authority	263.4	249.6	253.1	13.8	(3.5)
Firm requirements wholesale	677.5	689.7	1,123.5	(12.2)	(433.8)
Other sales for resale	2,203.8	3,996.3	5,095.2	(1,792.5)	(1,098.9)
	11,972.1	13,553.6	15,381.1	(1,581.5)	(1,827.5)

The following table shows TNMP Electric operating revenues by customer class, including intersegment revenues, and average number of customers:

	Year Ended December 31,			Change
	2010	2009	2008	2010/2009	2009/2008
	(In millions, except customers)

Residential	$83.6	$74.7	$71.7	$8.9	$3.0
Commercial	77.5	73.3	72.8	4.2	0.5
Industrial	12.3	12.1	13.8	0.2	(1.7)
Other	39.2	32.5	32.0	6.7	0.6
	$212.6	$192.6	$190.3	$20.0	$2.4
Average customers (thousands) (1)	229.4	228.6	227.0	0.8	1.6

(1)
Under TECA, customers of TNMP Electric in Texas have the ability to choose First Choice or any other REP to provide energy.  The average customers reported above include 75,220, 86,007, and 111,812 customers of TNMP Electric for 2010, 2009, and 2008 that have chosen First Choice as their REP.  These customers are also included in the First Choice segment.

The following table shows TNMP Electric GWh sales by customer class:

	Year Ended December 31,			Change
	2010	2009	2008	2010/2009	2009/2008
	(Gigawatt hours)(1)

Residential	2,699.6	2,582.6	2,533.0	117.0	49.6
Commercial	2,260.5	2,216.9	2,206.2	43.6	10.7
Industrial	2,241.5	1,983.2	2,094.8	258.3	(111.6)
Other	103.3	107.1	107.5	(3.8)	(0.4)
	7,304.9	6,889.7	6,941.5	415.2	(51.7)

(1)
The GWh sales reported above include 1,012.8, 1,131.9, and 1,563.3 GWhs for December 31, 2010, 2009, and 2008 used by customers of TNMP Electric who have chosen First Choice as their REP.  These GWhs are also included below in the First Choice segment.

 The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Year Ended December 31,			Change
	2010	2009(1)	2008(1)	2010/2009	2009/2008
	(In millions, except customers)

Residential	$305.8	$349.6	$407.3	$(43.8)	$(57.7)
Commercial	159.8	161.0	205.5	(1.2)	(44.5)
Trading gains (losses)	-	-	(49.9)	-	49.9
Other	17.6	18.2	19.3	(0.6)	(1.1)
	$483.2	$528.8	$582.2	$(45.6)	$(53.4)
Actual customers (thousands) (2,3)	214.2	225.0	237.4	(10.8)	(12.4)

(1)	The customer class revenues have been reclassified to be consistent with the current year presentation.
   (2)  See note above in the TNMP Electric segment discussion about the impact of TECA.
(3)
Due to the competitive nature of First Choice’s business, actual customer count at December 31 is presented in the table above as a more representative business indicator than the average customers that are shown in the table for TNMP customers.

The following table shows First Choice GWh electric sales by customer class:

	Year Ended December 31,			Change
	2010	2009(1)	2008(1)	2010/2009	2009/2008
	(Gigawatt hours(2))

Residential	2,267.8	2,441.6	2,547.5	(173.8)	(105.9)
Commercial	1,363.8	1,218.9	1,471.4	144.9	(252.5)
	3,631.6	3,660.5	4,018.9	(28.9)	(358.4)

(1)  The customer class volumes have been reclassified to be consistent with the current year presentation.
(2)  See note above in the TNMP Electric segment discussion about the impact of TECA.